Exhibit 10.1



                                PURCHASE CONTRACT
                                -----------------
                        (The Meadows-Phase II, Section I)


         THIS AGREEMENT made and entered into this 14th day of August 1997, between CORNERSTONE REALTY GROUP, INC. or its nominee, (hereinafter called "Purchaser") and MERIDIA/NEW LEICESTER, LLC, a South Carolina limited liability company, (hereinafter called "Seller").

                                    ARTICLE I
                                  THE PROPERTY

         1.1 Sale of Property. Seller agrees to construct, sell and convey, and Purchaser agrees to purchase, Seller's real property known as SECTION 1 OF PHASE II OF THE MEADOWS APARTMENTS located in ASHEVILLE, NC, with all buildings and improvements located thereon, as more particularly described in the attached legal description in EXHIBIT A (approximately 13.39 acres, which shall be mutually agreed upon by the parties) including, but not limited to 168 individually heated and air conditioned apartment units, with all appurtenances, together with all appliances, drapes, carpeting, shrubbery and all other personal property used in connection with the premises, including, the inventory of personal property to be supplied by Seller and attached hereto as EXHIBIT B (all such real and personal property hereinafter collectively referred to as the "Property" unless the context clearly indicates otherwise).

         1.2 COMPLETE CONSTRUCTION. It is understood that the units to be transferred as set forth in Paragraph 1.1 have not as yet been constructed. The Seller agrees to file with the City of Asheville within 60 days a set of Plans and Specifications, as exhibited to and approved by the Purchaser, for the construction of not less than 168 units. In the event that less than 168 units are approved by the City of Asheville, then the price set forth hereinafter shall be adjusted accordingly.

         1.3 SECTION 2. It is understood that the balance of the Property remaining after the construction of the 168 units and the amenities shall be used for the construction of an additional 48 units. The Seller agrees that these units shall be constructed similar to the units completed in Section 1. In the event that the Seller, within one (1) year after the completion of Section 1, does not commence the construction and/or enter into a contract with the Purchaser to construct said units, it agrees to sell the vacant land to the Purchaser for One ($1.00) Dollar with no further obligation by either party under this Agreement. This clause shall survive the delivery of the Deed for
Section 1.

         1.4 DESIGN. The design of the project would be as set forth in the Plans attached hereto as EXHIBIT C. (The intent being to construct as close to the Plans used for North Town Apartments in Spartanburg, South Carolina, a 204 unit project.)

                  (A) The Purchaser and the Seller in the interest of expediting the signing of this Agreement and clarifying their understanding have agreed to use the following procedure to effectuate Paragraph 1.4:

                  It is understood that the Seller is currently in the final stages of getting municipal approval of the Plans (Exhibit C), which may or may not be attached to this Agreement. However, the Seller agrees to deliver to the Purchaser a set of Plans as approved by the municipality within thirty (30) days from the date of this Agreement and the Purchaser shall then have thirty (30) days after the delivery of Exhibit C in which to either reject or approve said Plans. Unless specifically stated, this shall not affect any other part of this Agreement and the Letter of Credit set forth in Paragraph 2.2 shall not be effective until the Plans are approved.

         1.5 LAND CONTRACT. It is understood that simultaneously with the execution of this Agreement, the Seller herein shall purchase certain land as set forth in the contract attached hereto as EXHIBIT D ("the Land Contract"). In the event that this Agreement and the attached agreement are not simultaneously executed and the purchase of the land completed as set forth in the attached contract, this Agreement shall be terminated and the Purchaser shall be relieved of any obligation hereunder.

         1.6 PURCHASER'S OPTION. Subject to Force Majeure (as hereinafter defined), in the event that the construction is not completed by a date eighteen
(18) months after the acquisition of the Property, the Purchaser shall have the option to terminate this agreement or extend the terms on a month-to-month basis.

         1.7 CONSTRUCTION AGREEMENT. Seller shall exhibit the construction agreement to the Purchaser prior to the execution thereof including the requirement set forth in Paragraph 7.2(S).

         1.8 UNITS. Upon completion, Seller shall deliver a Certificate of Occupancy for 168 Units.

                                   ARTICLE II
                            PAYMENT OF PURCHASE PRICE

         2.1 PURCHASE PRICE. The total purchase price shall be EIGHT MILLION THREE HUNDRED FIFTY THOUSAND ($8,350,000) DOLLARS as evidenced by cash or cash equivalent at closing.

         2.2 DEPOSIT. A Letter of Credit in the amount of ONE HUNDRED FIFTY THOUSAND ($150,000) DOLLARS to be placed in escrow upon the execution hereof. Said Letter of Credit shall be delivered to The Title Company of North Carolina in Raleigh or its authorized agent as an earnest money deposit which at the Purchaser's option may be credited against the purchase price or applied as per
Article XI below. In the event of a default, Article IX shall apply.


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

                                   ARTICLE III

                                  TITLE MATTERS

         3.1 MARKETABLE TITLE. Seller, shall convey good and marketable title by Special Warranty Deed, subject only to general taxes for the current year not yet due and payable and matters of title and Survey, which Purchaser has approved pursuant to the Land Contract and such other matters as Purchaser may approve in writing.

                  (A) Title shall be free from any and all liens or mortgages and Seller shall be responsible for any prepayment penalties necessary to deliver such free title.

         3.2 TITLE DEFECTS; ELECTION TO CURE. Seller shall furnish to Purchaser a commitment for Title Insurance sixty (60) days prior to the closing date (the commitment). If title is not marketable, except as stated above in the preceding paragraph, Purchaser shall give written notice of any defects in title to Seller's counsel within thirty (30) days after Purchaser's receipt of a title report which report shall include copies of backup documents relating to any title exceptions, a current survey, a flood zone certification letter and a Surveyor's Certification letter. Seller may, at its option, elect whether to cure said defects or by written notice to Purchaser indicate its intention not to cure. The commitment shall be furnished without cost to Purchaser, except and unless Purchaser obtains a policy. Seller will provide Purchaser with an "as built" Survey updated to completion of construction to the extent available to Seller without incurring additional cost.

         3.3 ELECTION NOT TO CURE DEFECTS. Should Seller elect not to cure title defects, this Agreement, at Purchaser's option, shall be void; each party shall thereupon be released from all obligations hereunder; and all deposits shall be immediately returned to Purchaser. However, Purchaser shall have the further option to remedy the title defects and receive a credit for any expenditures, including professional fees, at time of closing.

                                   ARTICLE IV
                                   PRORATIONS

         4.1 INCOME AND EXPENSE ALLOCATIONS. The following shall be prorated, on a calendar-month basis, to the 1st day of the month of the closing: rents and other income from the Property; operating expenses (on such service contracts and other obligations as Purchaser may agree to assume); and general and real property taxes and personal and business property taxes for the year of closing (based on the most recent assessment and the most recent levy).

         4.2 CLOSING COSTS. Purchaser and Seller shall pay their customary share of all taxes, recording fees, if any, imposed on the Deed, or any other documents executed in connection with the transfer of the Property. Purchaser agrees to pay cost of title insurance. Seller shall pay any prepayment penalty charged by the holders of any existing notes.

         4.3 ALLOCATION OF RENTS. Rents collected by Seller prior to Closing shall be prorated as agreed in 4.1 above. Purchaser shall apply rents received after Closing first to payment of the current rent due to Purchaser, then to delinquent rents due to Purchaser, and last to rents due to Seller as of the Closing but uncollected prior to settlement. Purchaser agrees to use its best efforts


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

in good faith to collect the amount of any rental arrears from tenants and Purchaser agrees to remit promptly to Seller any such arrears actually paid by such tenants to Purchaser. Seller shall retain the right to commence legal action against a tenant for any delinquent rent apportioned to the Seller.

         4.4 PRIOR LEASE CONCESSIONS. Seller shall pay to Purchaser, in a lump sum at closing, all future monetary concessions which Seller has given to tenants under leases existing at the time of closing, if any.

                                    ARTICLE V
                           POSSESSION OF THE PROPERTY

         5.1 POSSESSION. Possession of the Property shall be delivered to Purchaser at closing, subject to the rights of the tenants under existing leases and rental agreements.

                                   ARTICLE VI
                         CONDITIONS PRECEDENT TO CLOSING

         6.1 CONDITIONS PRECEDENT. Purchaser's obligation to purchase shall be subject to and contingent upon the satisfaction of the following conditions precedent:

                  (A) Receipt by Purchaser at Seller's expense of (i) the design architect's certification confirming that Seller has substantially completed its improvements for the Property in accordance with the agreed-upon Plans and Specifications subject only to an immaterial "punch list" attached hereto; and
(ii) an updated Phase 1 environmental review with respect to the Property recommending no further environmental evaluation.

                  (B) Completion by the Seller of the construction of the premises as per the Plans and Specifications attached hereto as Exhibit C or as agreed to between Seller and Purchaser, as required under Paragraph 1.2.

                  (C) The receipt by Purchaser of Seller documents  described in
7.2 below.

                  (D)  On  the  condition  that  Sellers   representations   and
warranties described in Article VIII below remain materially true and correct.

                  (E) On the condition that the Property and all leases conform and agree with the schedules contained herein.

                  (F) Seller acknowledges that Purchaser is a public entity and that it is required to furnish financial statements to the Securities and Exchange Commission in connection with this acquisition. Seller agrees to make the information available for Purchaser to audit the last 12 months of operation of the Property so that a report can be generated that is in compliance with accounting Regulation S-X of the Securities and Exchange Commission.



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

                  (G) Survey which shall show no encroachments onto the Land from any adjacent property, no encroachments by or from the Land onto adjacent property and no violation of or encroachments upon any recorded building lines, restrictions or easements affecting the Property. If the Survey discloses any such encroachment or violation, Seller shall have sixty (60) days from the date of delivery of the Survey (with a commensurate extension of the closing date) to have the Title Insurer issue its endorsement insuring against damage caused by such encroachment or violation and to provide evidence thereof to Purchaser, and if Seller fails to or is unable to have the same insured against within such sixty (60) day period, Purchaser may elect, on or before the Closing Date, to
(i) terminate this Agreement (in which case the Earnest Money shall be returned to Purchaser) and neither party shall have any further liability or obligation to the other hereunder, or (ii) accept the property subject to any such encroachment or violation.

         6.2 INSPECTION. This Agreement shall be further subject to and contingent upon Purchaser's satisfactory inspection as follows herein below. It is understood that the Inspection Period shall commence upon notification by Seller that it has substantially completed its obligation to construct, rent, etc. and is giving Purchaser notice that it will close within a specific time.

         6.2.1 PREPARATION FOR INSPECTION. Upon substantial completion of the Property (substantial completion shall be certified by the architect or engineer that Seller and Purchaser have agreed upon as the authority), Seller shall deliver to Purchaser copies of the following: The current rent roll for the Property; detailed statements of income and expenses with respect to the Property for the past two years; the most recent tax bills for the Property; utility bills for the Property since initial occupancy; all insurance policies applicable to the Property to include loss runs; "as-built" Plans and Specifications for the Property, service contracts, Certificates of Occupancy, to the extent reasonably available; a copy of the title policy and most recent survey for the Property. A copy of any environmental or engineering reports on the property, if any. All these items shall be certified by Seller to be accurate and complete to the best of its knowledge and belief. In addition, Seller shall deliver a "notice of time for final inspection".

         6.2.2 INSPECTION OF BOOKS AND RECORDS; ACCESS. Upon receipt by Purchaser of the notice and all documents requested in the above paragraph 6.2.1, Purchaser, its employees, agents and contractors shall have 14 days (the "Inspection Period") to enter upon the Property subject to the rights of the tenants during normal business hours for the purpose of making physical inspections thereof, including but not limited to roofs, heating, cooling, electrical and plumbing systems, swimming pool, appliances, and structural elements of the buildings. Upon the conclusion of the Inspection Period this contract shall be deemed ready for Closing, except as it may be terminated by other provisions and conditions contained herein, including but not limited to the condition imposed by Paragraph 6.1(A) above.



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

         6.2.3 RIGHT OF TERMINATION DURING INSPECTION PERIOD. Purchaser shall also be permitted to review all original leases, expense records, tenant cards and occupancy data available. If Purchaser is not satisfied, in its sole and exclusive discretion, with the state of maintenance and repair of the Property or the rents, occupancy or expenses of the Property, then notwithstanding anything contained herein to the contrary, Purchaser shall have the right to adjourn the Closing called for in this Agreement until such time as the conditions have been met by giving written notice to Seller before the end of the Inspection Period or as an alternative, the Purchaser shall have the option to close with an adjustment of the Purchase Price.

         6.2. "RENT READY". During the "Inspection Period", both Seller and Purchaser will inspect an apartment unit at the Property and mutually agree that said apartment shall be representative of a "rent ready" unit by which all other units shall be judged for "rent ready" condition at closing. All vacant apartment units, are to be in a "rent ready" condition (as defined above), at the time of closing, containing, but not limited to the following amenities, i.e., carpet, refrigerator, range, garbage disposal, heating, plumbing and electrical systems.

                  6.2.5 CONDITION OF PERSONAL PROPERTY AT CLOSING. All personal property included in the sale and all mechanical, electrical, heating, air conditioning, sewer, water and plumbing systems will be materially in the same working order at the time of closing and in the same condition as at the time of the initial inspection by Purchaser. If Seller fails to make reasonable efforts to conserve the property, Purchaser shall have the option of waiving such requirement, in writing, and proceeding to closing, or elect to receive a financial adjustment at Closing to make any required repairs or modification.

                  6.2.6. NEW LEASES. Seller agrees to submit a monthly report to Purchaser setting forth all new leases entered into attaching a copy of all such new leases and showing that all minimum lease qualifications have been adhered to as set forth in the attached EXHIBIT E. Purchaser's sole remedy for Seller's failure to comply with the minimum lease qualifications will be a ground for cancellation of this Agreement by the Purchaser with the return of the deposit or proceed to closing with an adjustment to the Purchase Price to compensate the Purchaser for Seller's failure to comply.

                  6.2.7 RESULTS OF INSPECTION. Purchaser shall prepare a "punch list" as a result of its inspection of the Property and Seller shall have up to thirty (30) days with which to cure the deficiencies noted in the "punch list". If Seller, in Purchaser's reasonable opinion, fails to cure all or some of the items on the "punch list", Purchaser may correct the deficiencies which are not cured and deduct the cost to cure from the purchase price of the Property at time of Closing or shall receive a deduction for work to be done post Closing and sufficient escrow to correct the deficiencies on the "punch list".



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

                                   ARTICLE VII
                                     CLOSING

         7.1      CLOSING.

                  (A) Closing shall take place within thirty (30) days after the following conditions shall have occurred:

                           (i)  Occupancy of the premises  shall be no less than
eighty-five (85%) percent under the terms and conditions as set forth in the aforesaid Exhibit E, or 143 units (occupancy rate defined as physically occupied units plus pre-leased units minus notices to vacate) with actual annualized rental on day of closing of $1,077,936.

                           (ii)  The  receipt  of  the  substantial   completion
Certificate pursuant to Article 6.1(A) unless the municipality requires a Certificate of Occupancy for rental of each unit.

                           (iii) All of the  occupied  units  shall be leased at
such rents and without any rental concessions which carry future monetary value and said rent shall be no less than those outlined in EXHIBIT F.

                           (iv) The rent  roll  shall  indicate  that the  gross
annual potential rent shall not be less than $1,260,960.

                           (v) All tenants  executing a lease  subsequent to the
date of this Agreement shall have been qualified for rental using credit qualifications that are not less than those outlined in Exhibit E.

                  (B) In the event that all of the occurrences do not transpire, which would trigger the closing date as set forth above, the Purchaser may grant an extension or series of extensions to allow the events to transpire, or the Purchaser may waive any or all of the conditions and give fifteen (15) days notice for a closing date. In the event Closing does not occur on a date thirty
(30) months after the date of this Contract, either party may terminate this purchase agreement, without penalty, and the deposit will be returned to the Purchaser. However, the Purchaser at its option may accept delivery of the premises with an adjustment of the Purchase Price.

         7.2 SELLER'S DELIVERIES. At closing, Seller shall execute and deliver to Purchaser the Special Warranty Deed referred to in Paragraph 3 hereof and shall also execute, where necessary, and deliver to Purchaser, the following:

                  (A) A Bill of Sale, with warranty of title transferring the personal property (as shown in Schedule B) to Purchaser free of all liens, charges and encumbrances.

                  (B) Originals or copies of all signed leases and rental agreements in effect with tenants of the Property.



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

                  (C) All security deposits made by such tenants. Seller will give the tenants the required notice of such transfer in compliance with the laws of NORTH CAROLINA.

                  (D) An affidavit of Seller in such form as will cause the Title Company to omit from the title insurance policy the exclusion relating to unrecorded mechanic's and materialmen's liens.

                  (E) A rent roll certified by Seller to be true and correct as of the date of closing showing the name of, and the amount of monthly rental payable, by each tenant of the Property, the apartment occupied by the tenant, the date to which rent has been paid, any advance payment of rent, and the amount of any escrow, or security deposit of tenant.

                  (F) An affidavit of Seller that to the best of its information and belief there are, on the date of closing, no unsatisfied judgments, creditor's claims, tax liens, or pending bankruptcies involving Seller.

                  (G) Seller shall provide, a certificate from a licensed extermination contractor, who is regularly engaged in the business of pest control, that all buildings are free from any termite or other wood-boring insect infestation. Said certificate shall be dated within 90 days of closing, bearing the Contractor's name, contractors license number, the signature of the party authorized to sign for the Contractor and the date of the inspection. Should damage exist, Seller shall proceed to have any corrective work completed prior to closing or Purchaser, at its option, may either proceed to settlement and have such sums required for repairs deducted from Seller's proceeds, or leave sufficient funds in escrow to clear up damage.

                  (H) Assignments of all Seller's interest in the following: (1) all assignable licenses, and permits relating to the operation of the Property,
(2) the leases and rental agreements with tenants of the Property, (3) the existing Property telephone number and (4) the business and trade name as set forth in Par. 1.1.

                  (I) Assignments of all warranties and guarantees to the extent such are still in effect and provide Purchaser with copies of all such warranties and guarantees without limitation for all appliances, dishwashers, disposals, refrigerators, heating and air conditioning units, washers and dryers.

                  (J) Evidence satisfactory to Purchaser that all water, sewer, gas, electric, telephone, and drainage facilities and all other utilities required by law or by the normal use and operation of the Property are and at the time of closing will be installed to the property line, are and at the time of closing will be connected pursuant to valid permits, and are and at the time of closing adequate to service the Property and to permit full compliance with all requirements of law and normal usage of the Property by the tenants thereof and their licensees and invitees.



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

                  (K) Consent of the Seller's authorized officer to the sale of the Property and any other approvals required under Seller's articles or by-laws, which may affect Seller's ability to convey marketable title.

                  (L) Provide documents for the transfer of the telephone, electric, water and sewer, and gas utilities, as may be required by the utility, for execution at closing.

                  (M) Satisfactory evidence of the power and authority of Seller to enter into and consummate this agreement, including but not limited to:

                           (i)  An  opinion  of  Seller's  counsel,  in  a  form
satisfactory to Purchaser, stating that:

                                    (a) The individual(s) executing the deed and
related documents are duly authorized to do all such acts as are necessary to consummate this sale, without further consent of any other party.

                                    (b) That  the  member  can bind the  limited
liability company.

                  (N) Affidavit that Seller has no actual knowledge of the presence of asbestos and/or any other hazardous material at the Property.

                  (O) Seller shall provide a satisfactory and valid written termination of the management agreement executed by the existing management and rental agent for the Property, without cost to the Purchaser.

                  (P) A notice letter to all the residents of the apartment complex as to change of ownership in the form prepared by the Purchaser.

                  (Q) All such other documents as are normally transferred at settlement in the jurisdiction in which the property is located or are reasonably requested by Purchaser or its counsel.

                  (R) A representation letter as normally required by auditors for a public company in the form attached hereto as EXHIBIT G. This clause shall survive closing for one year.

                  (S) Seller shall deliver an  assignment  of all  warranties by the contractor and Seller agrees to insert a clause in its contract with the contractor stating as a minimum the following: That the Seller and contractor agree that for (i) one (1) year after occupancy, or (ii) one (1) year after issuance by the architect of the architect's certificate of substantial completion and the receipt of all final certificates of occupancy for any building, whichever shall first occur, contractor shall make all necessary repairs to the buildings within the project arising out of defective construction or building materials or any unapproved substantial deviation from the plans and specifications. All other improvements shall be warranted for a period of one (1) year commencing with Purchaser's use of same, such that contractor shall make all necessary repairs


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

to those improvements arising out of defective construction or building materials. This one-year period does not establish a period of limitation with respect to other obligations or the time within which a breach of this agreement may be enforced.

         7.3 PURCHASER'S DELIVERIES. At closing and contemporaneously with the Seller's compliance with the provisions of Section 7.2, Purchaser shall:

                  (A) Pay to Seller in cash or other good funds the purchase price due less the Deposit in escrow, adjusted for the prorations herein provided for in Article IV.

                  (B) Execute and deliver an assumption of obligations under leases, any contracts which may be accepted by the Purchaser and any other obligations specifically set forth herein.

                  (C) Deliver to the Seller a resolution of the Purchaser that:

                           (i) This Agreement has been duly authorized, executed
and delivered by the Purchaser and is a valid and binding agreement of Purchaser, and

                           (ii) Purchaser has complete unrestricted power to buy
the Property from the Seller and to execute any documents required to effectuate the transfer.

                                  ARTICLE VIII
               SELLER'S REPRESENTATIONS, WARRANTIES AND COVENANTS

         8.1 REPRESENTATIONS OF THE PARTIES. Seller warrants (which warranties shall not survive settlement unless designated to the contrary) that as of the date of closing hereof:

                  (A) That Seller, is the owner in fee simple of the Property and has the power to convey same.

                  (B) That Seller is not subject to any other agreements or arrangements, which would prevent Seller from selling the Property to Purchaser. This warranty shall survive for one year following closing.

                  (C) All necessary action has been taken by Seller to authorize the execution of this Agreement and the performance of the obligations contemplated hereunder. This warranty shall survive for one year following closing.

                  (D) Except as disclosed to Purchaser in writing, Seller not been advised in writing that it is in default under any lease, rental agreement service or equipment contract, or mortgage or other encumbrances relating to the Property. This warranty shall survive for one year following closing.

                  (E) Seller has no actual knowledge of any patent or latent defect in the Property or any part thereof. This warranty shall survive for one year following closing.

                  (F) Seller has no actual knowledge of any existing or threatened litigation which relates to or which would affect the Property. This warranty shall survive for one year following closing.

                  (G) All building and other improvements at the Property are located entirely within the boundary lines of the Property.

                  (H) Seller has no actual knowledge that any part of the Property or the operation of the Property, is in violation or may violate any governmental statute, regulation, ordinance or building code or of any private restriction, that any governmental authority requires any work to be done on or affecting the Property, or that any governmental authority has expressed an intent to condemn or to make special improvements for the benefit of the Property or any part thereof. That Seller will receive approval for the construction as set forth in this Agreement. This warranty shall survive for one year following closing.

                  (I) That to the best knowledge of the Seller, the drainage within the project complies in all respects with the agreed-upon Plans approved by the municipality. This warranty shall survive for one year following closing.

                  (J) That Seller is not a "foreign person" within the meaning of the Internal Revenue Code of 1954, as amended (the "Code"), and that Seller will furnish to Purchaser prior to closing an affidavit in form satisfactory to Purchaser confirming the same.

                  (K) That to the best of Seller's knowledge, the Property was never utilized as a disposal site for hazardous waste products and will furnish to Purchaser an affidavit confirming same.

                  (L) Seller covenants and agrees that, between the date of initial occupancy and the date of closing, Seller shall maintain, operate and manage the Property in a professional manner. Seller shall not permit the modification, extension or cancellation of any tenant lease (except in accordance with the terms of such lease) or any dealing with any tenant other than the ordinary course of managing the Property, without the prior written consent of Purchaser. If the leases of any tenants expire before thirty (30) days after the date of closing, Seller shall, up to the date of closing and without cost to the Purchaser, continue its normal course of operation with respect to causing tenants to be obtained for apartments which are unrented.

         8.2 CONTINUATION OF REPRESENTATIONS, WARRANTIES AND COVENANTS TO THE DATE OF CLOSING. Subject to Seller's right to notice and cure, if each of the warranties set forth in this section does not remain true up to and including the time of closing as to any material matters, this Agreement, at Purchaser's election, shall be terminated, Seller shall return all payments made by Purchaser, or Purchaser may elect to close the sale and waive failure of the warranties.

         8.3 BREACH OF REPRESENTATIONS, WARRANTIES AND COVENANTS. Notwithstanding the provisions of 8.2 above, Seller shall indemnify Purchaser for all reasonable direct, out-of-pocket costs incurred as a result of the willful failure of any of Seller's representations, warranties or covenants contained herein to remain true as of the date of closing.

                                   ARTICLE IX
                           CONDEMNATION; RISK OF LOSS

         9.1 (A) SUBSTANTIAL LOSS. In the event that the Property or any portion thereof is damaged or destroyed after the date hereof and prior to the Closing resulting in a loss in excess of Two Hundred Fifty Thousand ($250,000) Dollars (whether by fire, flood, or other casualty), the Purchaser may elect:

                           (i) to  terminate  this  Agreement  and  any  and all
obligations, contractual or otherwise, to purchase the Property (and to receive back the earnest money), by giving written notice to the Seller, within fifteen
(15) days after receipt by the Purchaser of a written  notice from the Seller of
(1) such damage, destruction or taking and (2) the amount of the award paid or payable with respect to such damage, destruction or taking; or

                           (ii) to  consummate  the  purchase  of the  Property,
without reduction of the Purchase Price.

If the Purchaser shall elect to consummate the purchase of the Property pursuant to clause (ii) immediately preceding, the Seller shall, on the Closing Date, pay to the Purchaser all insurance proceeds, deductible, loss of rent insurance and other payments in connection with such damage, destruction or taking theretofore actually received by the Seller less any amounts reasonably expended by the Seller for any repairs, and, in addition, the Seller shall transfer and assign to the Purchaser all rights of the Seller with respect to payments up to the amount of the Purchase Price by or from and with respect to recovery against any party whomsoever for damages or compensation on account of such damage, destruction or taking.

                  (B) LESS THAN SUBSTANTIAL LOSS. In the event that the Property or any portion thereof is damaged or destroyed after the date hereof and prior to the Closing resulting in a loss of less than Two Hundred Thousand ($200,000) Dollars (whether by fire, flood, or other casualty), the Seller may elect:

                           (i) to repair and  restore  the  Property  so that it
shall be in substantially the same condition as immediately prior to such damage or destruction or taking, and the Closing shall be appropriately delayed; or

                           (ii) to consummate the sale of the Property,  without
reduction of the Purchase Price. If Seller shall elect to consummate the sale of the Property pursuant to clause (ii) immediately preceding, the Seller, shall, on the Closing Date, pay to the Purchaser all insurance awards, deductible, loss of rent insurance and other payments in connection with such damage, destruction or taking theretofore actually received by the Seller up to the amount of the Purchase

Price less any amounts reasonably expended by the Seller for any repairs, and, in addition, the Seller shall transfer and assign to the Purchaser all rights of the Seller with respect to payments by or from or with respect to recovery against any party whomsoever for damages or compensation on account of such damage, destruction or taking.

                  (C) NOTICE OF DAMAGE. The Seller and/or Purchaser shall notify the other party promptly upon the occurrence of any damage, destruction, taking or threat of taking with respect to the Property, as well as the amount of insurance coverage or condemnation award or awards, as applicable, and shall promptly give all other notices contemplated under this Section.

         9.2 CONDEMNATION. In the event of any actual or threatened taking, pursuant to the power of eminent domain, all or any part thereof, or any actual or proposed sale in lieu thereof, the Seller shall give written notice thereof to the Purchaser promptly after Seller learns or receives notice thereof. Upon a taking of a material part of the Property (any part of the building or more than 5% of the parking area), Purchaser may elect to either (a) terminate this Agreement, in which event the Deposit shall be immediately returned to Purchaser and all other rights and obligations of the parties hereunder shall terminate immediately, or (b) to waive its right to terminate this Agreement and proceed to closing, in which event all proceeds, awards and other payments arising out of such condemnation or sale (actual or threatened) shall be paid to the Purchaser at closing, if such payment has been received or Seller shall assign to Purchaser the rights to such payments.

         9.3 RISK OF LOSS. Prior to closing, all risks of loss or damage by every casualty shall be borne by the Seller.

                                    ARTICLE X
                               BROKER'S COMMISSION

         10.1 COMMISSION. Seller agrees to pay a brokerage fee to McGUIRE PROPERTIES, pursuant to a separate agreement between Seller and Brokers. Said brokerage fee shall be deemed earned if, and only if, settlement occurs hereunder, and shall not be deemed earned even if Purchaser and/or Seller wrongfully fail(s) to consummate the purchase and sale herein contemplated. Purchaser shall not be obligated for any brokerage fees to any broker, and Seller agrees to hold Purchaser harmless in connection with such fees. Seller and Purchaser represent and warrant to each other that no other brokerage fees are or shall be owing in connection with this transaction or in any way with the Apartments and Seller and Purchaser hereby indemnify and hold the other harmless from any and all claims of any other person so claiming.

                                   ARTICLE XI
                                     DEFAULT

         11.1 DEFAULT DEFINED. Default for the purpose of this Agreement shall mean any failure by Seller or Purchaser to fulfill all the terms, conditions and covenants contained herein, however, it shall not be an event of default for either party to exercise its rights to terminate this contract as contained in other provisions herein.

         11.2 DEFAULT. Upon either Seller's or Purchaser's default, the other party, at its election, may either (1) require specific performance of the other party, or pursue its other remedies at law or equity, (2) cancel this Agreement and Purchaser shall obtain a prompt return of the deposit, in which case this Agreement shall be terminated and the parties released from all obligations hereunder, however, upon Purchaser's default and the termination of this Agreement, the Seller shall retain the deposit as liquidated damages, or (3) the parties may waive such defaults and proceed to settlement. The parties shall indemnify each other for any reasonable costs incurred by them if they elect to pursue their option (1) noted above, to include reasonable attorney fees.

                                   ARTICLE XII
                            MISCELLANEOUS PROVISIONS

         12.1  ENTIRE   AGREEMENT.   This   Agreement   sets  forth  the  entire
understanding between the parties; it supersedes all previous agreements and representations which are deemed merged herein and may not be modified except in writing.

         12.2 ASSIGNMENT. Purchaser may assign this Agreement without the consent of Seller.

         12.3 SEVERABILITY. If any provision, sentence, phrase or word of this Agreement or the application thereof to any person or circumstance shall be held invalid, the remainder of this Agreement or the application of such provision, sentence, phrase, or word to persons or circumstances, other than those as to which it is held invalid, shall remain in full force and effect.

         12.4 BINDING EFFECT. The parties to the Agreement mutually agree that it shall be binding upon and inure to the benefit of their respective heirs, representatives, successors in interest and assigns.

         12.5 CONTROLLING LAW. It is the intent of the parties hereto that all questions with respect to the construction of this Agreement and the rights and liabilities of the parties shall be determined in accordance with the provisions of the laws of the State set forth in Par. 1.1.

         12.6 COUNTERPARTS. To facilitate execution, this Agreement may be executed in as many counterparts as may be required. It shall not be necessary that the signature on behalf of both parties hereto appear in each counterpart hereof, and it shall be sufficient that the signature on behalf of both parties hereto appear on one or more such counterparts. All counterparts shall collectively constitute a single contract.

         12.7 INCORPORATION BY REFERENCE. All of the Exhibits referred to herein and/or attached hereto shall be deemed to constitute a part of the Agreement.

         12.8 HEADINGS. The headings of the Articles and sections hereof are inserted for convenience only and shall not be deemed to constitute a part of the Agreement.

         12.9 CONSTRUCTION OF CONTRACT. Each party hereto have reviewed and revised (or requested revisions of) this Agreement, and therefore the normal rule of construction that any ambiguities are to be resolved against a particular party shall not be applicable in the construction and interpretation of this Contract or any amendments or exhibits hereto.

         12.10 RETURN OF ESCROW. Whenever the escrow is returned to the Purchaser, it shall include interest thereon.

         12.11 NOTICE AND CURE. In the event (i) any contingency which would permit Purchaser to terminate this Agreement has not been satisfied and has not been waived by Purchaser, or (ii) Seller is in default under this Agreement, Purchaser shall deliver written notice to Seller specifying the contingency or contingencies which have not been satisfied and/or the nature of Seller's default. Thereafter, Seller shall have a period of thirty (30) days to cure the unsatisfied contingency and/or the default.

         12.12 FORCE MAJEURE. Seller's performance hereunder shall be subject to delays caused by reasons beyond the control of Seller which are generally deemed to be matters of "force majeure".

         12.13 NO PARTNERSHIP. The relationship between Purchaser and Seller is strictly that of contract parties and shall not be deemed or construed to be a partnership, joint venture, unincorporated association or a principal/agent relationship.

         12.14   CONFIDENTIALITY.   The  parties  shall  keep  confidential  the
existence of this Agreement, the transactions described herein, and all information obtained from the other party both during and subsequent to the transaction. However, the covenants contained in this paragraph shall not apply in respect to any information which (a) was already known to either party when such information was received from the other, (b) was readily available to the general public at the time of such receipt, (c) subsequently becomes known to the general public through no fault or omission by the other party, (d) is subsequently disclosed by a third party which has the bona fide right to make such disclosure, or (e) is required to be disclosed by law or a governmental agency. This clause shall survive closing.

         12.15 EXHIBITS. The following exhibits are attached to this Agreement and are incorporated into this Agreement by this reference and made a part hereof for all purposes:

                  (a)      EXHIBIT A, the legal description of the Land.
                  (b)      EXHIBIT B, list of personal property.
                  (c)      EXHIBIT C, Plans and Specifications.
                  (d)      EXHIBIT D, the Land Contract
                  (e)      EXHIBIT E, Minimum Lease Qualifications
                  (f)      EXHIBIT F, Rent Schedule
                  (g)      EXHIBIT G, Representation Letter

                                  ARTICLE XIII
                                     NOTICE

         13.1 Notice. All notices required or permitted to be given under this Agreement shall be in writing and shall be sent or delivered to the address set forth below (or such other address as may be hereafter specified in writing):

           To Seller:                   Meridia/New Leicester, LLC
                                        c/o Meridia, Inc.
                                        P.O. Box 10528
                                        Greenville, SC  29603
                                        Attention:  John H. Crabtree, III
                                        Fax: (864) 232-8146


             With a copy to
             Seller's Attorneys:        Marion M. Goodyear, Esq.
                                        Suite 1102, NationsBank Plaza
                                        7 N. Laurens Street
                                        Greenville, SC   29601
                                        Fax:  (864) 271-6684


           To Purchaser:                Mr. Gus Remppies
                                        Cornerstone Realty Group, Inc.
                                        306 E. Main Street
                                        Richmond, VA  23219
                                        Fax:  (804) 782-9302


           With a copy to
           Purchaser's Attorneys:       Harry S. Taubenfeld, Esq.
                                        Zuckerbrod & Taubenfeld
                                        575 Chestnut St., P.O. Box 488
                                        Cedarhurst, NY   11516
                                        Fax:  (516) 374-3490

                                              -and-

                                        Ted Oliver, Esq.
                                        Manning, Fulton & Skinner
                                        500 UCB Plaza
                                        3605 Glenwood Avenue
                                        Raleigh, NC  27612

         13.2 DELIVERY OF NOTICE. Notices sent either by Registered or Certified Mail, Return Receipt Requested, or by overnight express mail shall be deemed given when deposited in the United States Mail, postage prepaid, delivered to a reliable overnight courier or by fax transmission. Notices sent in any other manner shall be deemed given only when actually delivered at the specified address.


         IN WITNESS WHEREOF, the Seller and the Purchaser have caused this Agreement to be executed this day and date first written above.

SELLER:

MERIDIA/NEW LEICESTER, LLC


By:  /s/  John H. Crabtree, III
   ----------------------------
Its:   Member
   ----------------------------


PURCHASER:

CORNERSTONE REALTY GROUP, INC.


By:    /s/  S. J. Olander, Jr.
   ----------------------------
Its:   S. V. P.
   ----------------------------

                    FIRST MODIFICATION TO PURCHASE CONTRACT
                        THE MEADOWS-PHASE II, SECTION I

         THIS FIRST MODIFICATION TO PURCHASE CONTRACT ("Modification") is made and entered into this 14 day of August, 1997 between CORNERSTONE REALTY INCOME TRUST, INC. ("Purchaser") and MERIDIA/NEW LEICESTER, LLC ("Seller").

         WHEREAS, Purchaser and Seller entered into a Purchase Contract dated the 14th day of August, 1997 ("Agreement"); and

         WHEREAS, Purchaser and Seller now desire to modify and amend the Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the premises and the respective agreement hereinafter set forth, Seller and Purchaser agree as follows:

         1. All terms not specifically defined herein shall have the same meaning as ascribed to them in the Agreement.

         2. ARTICLE XII is hereby modified to add the following Paragraph 12.18:

                  "12.18 ASSIGNMENT OF CONTRACT. The parties agree that Seller shall have the right to obtain a construction loan and the Purchaser agrees to permit the assignment of this contract to a bank ("Bank") pursuant to a Tri-party Agreement ("the Collateral Assignment"), subject to the protection of Seller's interests. The parties shall negotiate in reasonable good faith with Seller's Bank during the contingency period of the Land Contract to agree upon the terms and conditions of the Collateral Assignment. If a satisfactory Collateral Assignment is not agreed to by the parties, either party, at its election, may terminate this Agreement and the Land Contract prior to a date thirty (30) days after the date of this First Modification. The Seller shall deliver (i) copies of its payment and performance bonds; and (ii) draw requests and lien waivers for all contractors and material subcontractors at every draw."

          3. Except as herein modified, the terms and provisions of the Agreement shall remain in full force and effect.

          4. In the event there is any conflict in the terms of this Modification and the terms of the Agreement, the terms of this Modification shall govern.

         5. This Modification may be executed in separate counterparts, each of which shall be deemed an original and all of which taken together will constitute one agreement between the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Modification on the date first above written.
                                                CORNERSTONE REALTY GROUP, INC.,
                                                    a Virginia Corporation

                                                By: /s/ S. J. Olander
                                                   -----------------------------
                                                Name: S.J. Olander
                                                     ---------------------------
                                                Its:  S.V.P.
                                                    ----------------------------

                                                MERIDIA/NEW LEICESTER, LLC

                                                By: /s/ John H. Crabtree III
                                                   -----------------------------
                                                Name: John H. Crabtree III
                                                     ---------------------------
                                                Its: Member

                    SECOND MODIFICATION TO PURCHASE CONTRACT
                        THE MEADOWS-PHASE II, SECTION I

         THIS SECOND MODIFICATION TO PURCHASE CONTRACT ("MODIFICATION") is made and entered into this 31st day of August, 1998 between CORNERSTONE REALTY GROUP, INC. ("PURCHASER") and MERIDIA/NEW LEICESTER, LLC ("SELLER").

         WHEREAS,  Purchaser and Seller  entered into an Agreement of Sale dated
the    day of July 1997 ("AGREEMENT"); and

         WHEREAS,  Purchaser  and Seller  entered into a First  Modification  to
Purchase Contract on the    day of August 1997; and

         WHEREAS, Purchaser and Seller now desire to further modify and amend the Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the premises and the respective agreements hereinafter set forth, Seller and Purchaser agree as follows:

         1. All terms not specifically defined herein shall have the same meaning as ascribed to them in the Agreement unless previously modified.

         2. ARTICLE II, Paragraph 2.1 PURCHASE PRICE, is hereby amended to read:

                  "The total purchase price shall be EIGHT MILLION FOUR HUNDRED TWENTY FIVE THOUSAND ($8,425,000) DOLLARS as evidenced by cash or cash equivalent at closing."

         3. ARTICLE XII is hereby further amended to add the following Paragraph 12.19:

                   "12.19 ENGINEERING AND SUPERVISION FEE. Seller agrees to retain the services of Lidge Johnson as a supervising engineer and to pay for his services in the amount of SEVENTY FIVE THOUSAND ($75,000) DOLLARS."

         4. Except as herein modified, the terms and provisions of the Agreement shall remain in full force and effect.

         4. In the event there is any conflict in the terms of this Modification and the terms of the Agreement, the terms of this Modification shall govern.

         5. This Modification may be executed in separate counterparts, each of which shall be deemed an original and all of which taken together will constitute one agreement between the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Modification on the date first above written.

                                                CORNERSTONE REALTY GROUP, INC.,
                                                    a Virginia Corporation

                                                By: /s/ Gus G. Remppies
                                                   -----------------------------
                                                Name: Gus G. Remppies
                                                     ---------------------------
                                                Its:  V.P.
                                                    ----------------------------

                                                MERIDIA/NEW LEICESTER, LLC

                                                By: /s/ John H. Crabtree III
                                                   -----------------------------
                                                Name: John H. Crabtree III
                                                     ---------------------------
                                                Its: Manager
                                                    ----------------------------

                    THIRD MODIFICATION TO PURCHASE CONTRACT
                       (THE MEADOWS-PHASE II, SECTION I)


         This Third Modification to Purchase Contract ("MODIFICATION") is made and entered into this 14th day of January 1999 between CORNERSTONE REALTY GROUP, INC. ("PURCHASER") and ASHEVILLE APARTMENTS ASSOCIATES, LLC

         WHEREAS, Purchaser and Seller entered into a Purchase Contract on the 14th day of August 1997 ("AGREEMENT"); and

         WHEREAS, Purchaser and Seller entered into a First Modification to Purchase Contract on the 14th day of August 1997; and

         WHEREAS, Purchaser and Seller entered into a Second Modification to Purchase Contract on the 31st day of August 1998; and

         WHEREAS, Purchaser and Seller now desire to further modify and amend the Agreement as set forth herein.

         NOW THEREFORE, in consideration of the premises and the respective agreements hereinafter set forth, seller and Purchaser agree as follows:

         1. All terms not specifically defined herein shall have the same meaning as ascribed to them in the Agreement unless previously modified.

         2. ARTICLE II, Paragraph 2.1, which was previously amended by the Second Modification, is hereby further amended to read:

                  2.1 PURCHASE PRICE. The total purchase price shall be EIGHT MILLION SEVEN HUNDRED SIXTY ONE THOUSAND ($8,761,000) DOLLARS as evidenced by cash or cash equivalent at closing.

3. ARTICLE VII. Paragraph 7.1(A)(i), is hereby amended to read as follows:

                  7.1(A)(i) Occupancy of the premises shall be no less than seventy-five (75%) percent under the terms and conditions as set forth in the aforesaid Exhibit F (as amended and attached hereto), or 126 units (occupancy rate defined as physically occupied units plus pre-leased units minus notices to vacate) with actual annualized rental on day of closing of $1,007,640.

         4. Except as herein modified, the terms and provisions of the Agreement shall remain in full force and effect.

         5. In the event there is any conflict in the terms of this Modification and the terms of the Agreement, the terms of this Modification shall govern.

         6. This Modification may be executed in separate counterparts, each of which shall be deemed an original and all of which taken together will constitute one agreement between the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Modification on the date first above written.

                          CORNERSTONE REALTY GROUP, INC.,

                          By: /s/ Gus G. Remppies
                             -----------------------------
                          Name: Gus G. Remppies
                               ---------------------------
                          Its:  Vice-President
                              ----------------------------

                          MERIDIA/NEW LEICESTER, LLC

                          By: /s/ John H. Crabtree, III
                             -----------------------------
                          Name: John H. Crabtree, III
                               ---------------------------
                          Its: Manager
                              ----------------------------
                                       2

                    FOURTH MODIFICATION TO PURCHASE CONTRACT
                      (THE MEADOWS - PHASE II, SECTION 1)

         This Fourth Modification to Purchase Contract ("Modification") is made and entered into this 18th day of October, 1999 between CORNERSTONE REALTY GROUP, INC. ("Purchaser") and ASHEVILLE APARTMENTS ASSOCIATES, LLC ("Seller").

         WHEREAS, Purchaser and Seller entered into a Purchase Contract on the 14th day of August, 1997 ("Agreement"); and

         WHEREAS, Purchaser and Seller entered into a First Modification to Purchase Contract on the 14th day of August 1997; and

          WHEREAS, Purchaser and Seller entered into a Second Modification to Purchase Contract on the 31st day of August, 1998; and

         WHEREAS, Purchaser and Seller entered into a Third Modification to Purchase Contract on the 14th day of January, 1999; and

         WHEREAS, Purchaser and Seller now desire to further modify and amend the Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the premises and the respective agreement hereinafter set forth, Seller and Purchaser agree as follows:

         1. All terms not specifically defined herein shall have the same meaning as ascribed to them in the Agreement unless previously modified.

         2. Section 7.1 of the Agreement shall be amended to provide that the final date upon which closing may occur shall be November 15, 1999.

         3. Purchaser acknowledges that all conditions precedent to closing set forth under Article VI of the Agreement (including, without limitation, occupancy and inspection conditions) have been satisfied by Seller, and Purchaser hereby waives and releases any rights Purchaser may have under said Article VI.

         4. Except as herein modified, the terms and provisions of the Agreement shall remain in full force and effect.

         5. In the event there is any conflict in the terms of this Modification and the terms of the Agreement, the terms of this Modification shall govern.

         6. This Modification may be executed in separate counterparts, each of which shall be deemed an original and all of which taken together will constitute one agreement between the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Modification on the date first above written.

                                    CORNERSTONE REALTY GROUP, INC.


                                    By: /s/ Gus G. Remppies
                                       --------------------------------
                                       Gus G. Remppies, Vice President



                                    ASHEVILLE APARTMENTS ASSOCIATES, LLC


                                    By: /s/ John H. Crabtree
                                       --------------------------------
                                       John H. Crabtree, III, Manager

                    FIFTH MODIFICATION TO PURCHASE CONTRACT
                      (THE MEADOWS - PHASE II, SECTION I)

         This Fifth Modification to Purchase Contract ("MODIFICATION") is made and entered into this 16th day of November 1999 between CORNERSTONE REALTY GROUP, INC. ("PURCHASER") and ASHEVILLE APARTMENTS ASSOCIATES, LLC").

         WHEREAS, Purchaser and Seller entered into a Purchase Contract on the 14th day of August 1997 ("AGREEMENT"); and

         WHEREAS,  Purchaser and Seller   entered into a First  Modification  to
Purchase Contract on the 14th day of August 1997; and

         WHEREAS, Purchaser and Seller entered into a Second Modification to Purchase Contract on the 31st day of August 1998; and

         WHEREAS, Purchaser and Seller entered into a Third Modification to Purchase Contract on the 14th day of January 1999; and

         WHEREAS, Purchaser and Seller entered into a Fourth Modification to Purchase Contract on the ______ day of October 1999; and

         WHEREAS, Purchaser and Seller now desire to further modify and amend the Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the premises and the respective agreements hereinafter set forth, Seller and Purchaser agree as follows:

         1. All terms not specifically defined herein shall have the same meaning as ascribed to them in the Agreement unless previously modified.

          2. Section 7.1 of the Agreement shall be further amended to provide that the final date upon which closing may occur shall be January 20, 2000.

         3. Section 2.2 of the Agreement shall be amended to provided that in lieu of the Letter of Credit, the Purchaser shall deliver immediately after the execution of this Fifth Amendment the sum of ONE HUNDRED FIFTY ($150,000) DOLLARS directly to the Seller, which sum shall be applied towards the purchase price. In the event that the Seller shall default for any reason, then said $150,000 shall be returned to the Purchaser and in addition, the Purchaser shall have the option to exercise any rights and remedies which it may have under the Agreement.

         4. Except as herein modified, the terms and provisions of the Agreement shall remain in full force and effect.

         5. In the event there is any conflict in the terms of this Modification and the terms of the Agreement, the terms of this Modification shall govern.

         6. This Modification may be executed in separate counterparts, each of which shall be deemed an original and all of which taken together will constitute one agreement between the parties hereto.

         7. If Purchaser elects to make this transaction as part of a Section 1031 exchange transaction, Seller shall use its reasonable efforts to cooperate provided that: (i) Seller shall not be responsible for any costs related to the exchange aspects of the transaction, and (ii) nothing contained in the documentation for the exchange shall be deemed to extend the closing date set forth herein.

         IN WITNESS WHEREOF, the parties hereto have executed this Modification on the date first above written.

                              CORNERSTONE REALTY GROUP, INC.

                              By: /s/ Gus G. Remppies
                                 ----------------------------

                              Name:  Gus G. Remppies
                                    -------------------------

                              Its:       S.V.P.
                                   --------------------------

                              ASHEVILLE APARTMENTS ASSOCIATES, LLC

                              By: John H. Crabtree, III
                                 ----------------------------

                              Name:  John H. Crabtree, III
                                   --------------------------

                              Its:    Manager
                                   --------------------------

                    SIXTH MODIFICATION TO PURCHASE CONTRACT
                       (THE MEADOWS - PHASE II, SECTION I)

         This Sixth Modification to Purchase Contract ("MODIFICATION") is made and entered into this 20th day of January 2000 between CORNERSTONE REALTY GROUP, INC. ("PURCHASER") and ASHEVILLE APARTMENTS ASSOCIATES, LLC").

         WHEREAS, Purchaser and Seller entered into a Purchase Contract on the 14th day of August 1997 ("AGREEMENT"); and

         WHEREAS, Purchaser and Seller entered into a First Modification to Purchase Contract on the 14th day of August 1997; and

         WHEREAS, Purchaser and Seller entered into a Second Modification to Purchase Contract on the 31st day of August 1998; and

         WHEREAS, Purchaser and Seller entered into a Third Modification to Purchase Contract on the 14th day of January 1999; and

         WHEREAS, Purchaser and Seller entered into a Fourth Modification to Purchase Contract on the 18th day of October 1999; and

         WHEREAS, Purchaser and Seller entered into a Fifth Modification to Purchase Contract on the 16th November 1999; and

         WHEREAS, Purchaser and Seller now desire to further modify and amend the Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the premises and the respective agreements hereinafter set forth, Seller and Purchaser agree as follows:

         1. All terms not specifically defined herein shall have the same meaning as ascribed to them in the Agreement unless previously modified.

         2. Section 7.1 of the Agreement shall be further amended to provide that the final date upon which closing may occur shall be February 3, 2000.

         3. Except as herein modified, the terms and provisions of the Agreement shall remain in full force and effect.

         4. In the event there is any conflict in the terms of this Modification and the terms of the Agreement, the terms of this Modification shall govern.

         5. This Modification may be executed in separate counterparts, each of which shall be deemed an original and all of which taken together will constitute one agreement between the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Modification on the date first above written.

                              CORNERSTONE REALTY GROUP, INC.

                              By: /s/ Gus G. Remppies
                                 ----------------------------

                              Name:  Gus G. Remppies
                                    -------------------------

                              Its:       S.V.P.
                                   --------------------------

                              ASHEVILLE APARTMENTS ASSOCIATES, LLC

                              By: John H. Crabtree, III
                                 ----------------------------

                              Name:  John H. Crabtree, III
                                   --------------------------

                              Its:    Manager
                                   --------------------------

                    SEVENTH MODIFICATION TO PURCHASE CONTRACT
                      (THE MEADOWS - PHASE II, SECTION I)

         This Seventh Modification to Purchase Contract ("MODIFICATION") is made and entered into this 1st day of February 2000 between CORNERSTONE REALTY GROUP, INC. ("PURCHASER") and ASHEVILLE APARTMENTS ASSOCIATES, LLC ("SELLER").

         WHEREAS, Purchaser and Seller entered into a Purchase Contract on the 14th day of August 1997 ("AGREEMENT"); and

         WHEREAS, Purchaser and Seller entered into a First Modification to Purchase Contract on the 14th day of August 1997; and

         WHEREAS, Purchaser and Seller entered into a Second Modification to Purchase Contract on the 31st day of August 1998; and

         WHEREAS, Purchaser and Seller entered into a Third Modification to Purchase Contract on the 14th day of January 1999; and

         WHEREAS, Purchaser and Seller entered into a Fourth Modification to Purchase Contract on the 18th day of October 1999; and

         WHEREAS, Purchaser and Seller entered into a Fifth Modification to Purchase Contract on the 16th November 1999; and

         WHEREAS, Purchaser and Seller entered into a Sixth Modification to Purchase Contract on the 20th day of January 2000; and

         WHEREAS, Purchaser and Seller now desire to further modify and amend the Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the premises and the respective agreements hereinafter set forth, Seller and Purchaser agree as follows:

         1. All terms not specifically defined herein shall have the same meaning as ascribed to them in the Agreement unless previously modified.

         2. Section 7.1 of the Agreement shall be further amended to provide that the final date upon which closing may occur shall be February 17, 2000.

         3. Section 2.2 of the Agreement, which was previously amended by the Fifth Modification dated the 16th day of November 1999, is hereby further amended to provide that upon the execution of this Seventh Modification, Purchaser shall deliver an additional TWO HUNDRED FIFTY THOUSAND ($250,000) DOLLARS directly to the Seller, which sum shall be applied towards the purchase price, making a total of FOUR HUNDRED THOUSAND ($400,000) DOLLARS to be applied towards the purchase price. Said amount shall be returned to the Purchaser in the event of a default by the Seller. In addition thereto, Purchaser shall have the option to exercise any rights and remedies it may have under the Agreement.

         4. Except as herein modified, the terms and provisions of the Agreement shall remain in full force and effect.

         5.  In  the  event  there  is  any   conflict  in  the  terms  of  this
Modification and the terms of the Agreement, the terms of this Modification shall govern.

         6. This Modification may be executed in separate counterparts,  each of
which  shall be  deemed   an  original  and all of  which  taken  together  will
constitute one agreement between the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Modification on the date first above written.


                                            CORNERSTONE REALTY GROUP, INC.

                                            By:  /s/ Gus G. Remppies
                                               ---------------------------
                                            Name     Gus G. Remppies
                                               ---------------------------
                                            Its:     S.V.P.
                                               ---------------------------

                                            ASHEVILLE APARTMENTS ASSOCIATES, LLC

                                            By:
                                               ---------------------------
                                            Name:
                                               ---------------------------
                                            Its:
                                               ---------------------------

                    EIGHTH MODIFICATION TO PURCHASE CONTRACT
                      (THE MEADOWS - PHASE II, SECTION I)

         This Eighth Modification to Purchase Contract ("MODIFICATION") is made and entered into this 14th day of February 2000 between CORNERSTONE REALTY GROUP, INC. ("PURCHASER") and ASHEVILLE APARTMENTS ASSOCIATES, LLC ("SELLER").

         WHEREAS, Purchaser and Seller entered into a Purchase Contract on the 14th day of August 1997 ("AGREEMENT"); and

         WHEREAS, Purchaser and Seller entered into a First Modification to Purchase Contract on the 14th day of August 1997; and

         WHEREAS, Purchaser and Seller entered into a Second Modification to Purchase Contract on the 31st day of August 1998; and

         WHEREAS, Purchaser and Seller entered into a Third Modification to Purchase Contract on the 14th day of January 1999; and

         WHEREAS, Purchaser and Seller entered into a Fourth Modification to Purchase Contract on the 18th day of October 1999; and

         WHEREAS, Purchaser and Seller entered into a Fifth Modification to Purchase Contract on the 16th November 1999; and

         WHEREAS, Purchaser and Seller entered into a Sixth Modification to Purchase Contract on the 20th day of January 2000; and

         WHEREAS, Purchaser and Seller entered into a Seventh Modification to Purchase Contract on the 1st day of February 2000; and

         WHEREAS, Purchaser and Seller now desire to further modify and amend the Agreement as set forth herein.

         NOW THEREFORE, in consideration of the premises and the respective agreements hereinafter set forth, Seller and Purchaser agree as follows:

         1. All terms not specifically defined herein shall have the same meaning as ascribed to them in the Agreement unless previously modified.

         2. Section 7.1 of the Agreement shall be further amended to provide that the final date upon which closing may occur shall be FEBRUARY 29, 2000.

         3. Section 2.2 of the Agreement, which was previously amended by the Fifth and the Seventh Modifications dated the 16th day of November 1999 and the 1st day of February 2000, respectively, is hereby further amended to provide that upon the execution of this Eighth Modification. Purchaser shall deliver an additional ONE HUNDRED THOUSAND ($100,000) DOLLARS directly to the Seller, which sum shall be applied towards the purchase price, making a total of FIVE HUNDRED THOUSAND ($500,000) DOLLARS to be applied towards the purchase price. Said amount shall be returned to the Purchaser in the event of a default by the Seller. In addition thereto, Purchaser shall have the option to exercise any rights and remedies it may have under the agreement.

         4. Except as herein modified, the terms and provisions of the Agreement shall remain in full force and effect.

         5. In the event there is any conflict in the terms of this Modification and the terms of this Agreement, the terms of this Modification shall govern.

         6. This Modification may be executed in separate counterparts, each of which shall be deemed an original and all of which taken together will constitute one agreement between the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Modification on the date first above written.

                                           CORNERSTONE REALTY GROUP, INC.

                                           By: /s/ Gus G. Remppies
                                              ---------------------------
                                           Name    Gus G. Remppies
                                              ---------------------------
                                           Its:     S.V.P.
                                              ---------------------------

                                           ASHEVILLE APARTMENTS ASSOCIATES, LLC

                                           By:  /s/ John H. Crabtree, III
                                              ---------------------------
                                           Name:    John H. Crabtree, III
                                              ---------------------------
                                           Its:     Manager
                                              ---------------------------

                    NINTH MODIFICATION TO PURCHASE CONTRACT
                      (THE MEADOWS - PHASE II, SECTION I)


         This Ninth Modification to Purchase Contract ("MODIFICATION") is made and entered into this 29th day of February 2000 between CORNERSTONE REALTY GROUP, INC. ("PURCHASER") and ASHEVILLE APARTMENTS ASSOCIATES, LLC ("SELLER").

         WHEREAS, Purchaser and Seller entered into a Purchaser Contract on the 14th day of August 1997 ("AGREEMENT"); and

         WHEREAS, Purchaser and Seller entered into a First Modification to Purchase Contract on the 14th day of August 1997; and

         WHEREAS, Purchaser and Seller entered into a Second Modification to Purchase Contract on the 31st day of August 1998; and

         WHEREAS, Purchaser and Seller entered into a Third Modification to Purchase Contract on the 14th day of January 1999; and

         WHEREAS, Purchaser and Seller entered into a Fourth Modification to Purchase Contract on the 18th day of October 1999; and

         WHEREAS, Purchaser and Seller entered into a Fifth Modification to Purchase Contract on the 16th November 1999; and

         WHEREAS, Purchaser and Seller entered into a Sixth Modification to Purchase Contract on the 20th day of January 2000; and

         WHEREAS, Purchaser and Seller entered into a Seventh Modification to Purchase Contract on the 1st day of February 2000; and

         WHEREAS, Purchaser and Seller entered into an Eight Modification to Purchase Contract on the 14th day of February 2000; and

         WHEREAS, Purchaser and Seller now desire to further modify and amend the

Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the premises and the respective agreements hereinafter set forth, Seller and Purchaser agree as follows:

         1. All terms not specifically defined herein shall have the same meaning as ascribed to them in the Agreement unless previously modified.

         2. ARTICLE II, Paragraph 2.1, which was previously amended by the Second and Third Modifications, is hereby further amended to read:

                  2.1 PURCHASE PRICE. The total purchase price shall be
              EIGHT MILLION SEVEN HUNDRED EIGHTY SIXTY THOUSAND ($8,786,000) DOLLARS as evidenced by cash or cash equivalent at closing.

         3. Section 2.2 of the Agreement, which was previously amended by the Fifth, Seventh and Eighth Modifications dated the 16th day of November 1999, the 1st day of February 2000, and the 14th day of February 2000 respectively, is hereby further amended to provide that upon the execution of this Ninth Modification, Purchaser shall deliver an additional TWO HUNDRED FIFTY THOUSAND ($250,000) DOLLARS directly to the Seller, which sum shall be applied towards the purchase price, making a total of SEVEN HUNDRED FIFTY THOUSAND ($750,000) DOLLARS to be applied towards the purchase price. Said amount shall be returned to the Purchaser in the event of a default by the Seller. In addition thereto, Purchaser shall have the option to exercise any rights and remedies it may have under the Agreement.

         4. Section 7.1 of the Agreement shall be further amended to provide that the final date upon which closing may occur shall be MARCH 15, 2000.

         5. Except as herein modified, the terms and provisions of the Agreement shall remain in full force and effect.

         6. In the event there is any conflict in the terms of this Modification and the terms of the Agreement, the terms of this Modification shall govern.

         7. This Modification may be executed in separate counterparts, each of which shall be deemed an original and all of which taken together will constitute one agreement between the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Modification on the date first above written.

                              CORNERSTONE REALTY GROUP, INC.

                              By: /s/ Gus G. Remppies
                                 ----------------------------

                              Name:  Gus G. Remppies
                                    -------------------------

                              Its:       S.V.P.
                                   --------------------------

                              ASHEVILLE APARTMENTS ASSOCIATES, LLC

                              By: /s/ John H. Crabtree, III
                                 ----------------------------

                              Name:  John H. Crabtree, III
                                   --------------------------

                              Its:    Manager
                                   --------------------------